Financial assets - current	12 Months Ended
Dec. 31, 2019
Financial assets - current
Financial assets - current

10.         Financial assets — current

On December 31, 2019, the current financial assets amounted to €1,004.5 million compared to €283.5 million on December 31, 2018. These current financial assets relate to:

•

Financial instruments in the form of money market funds with a recommended investment horizon of 6 months. These funds are highly liquid investments and can be readily converted into a known amount of cash, but because of their historical volatility these funds cannot be classified as cash and cash equivalents. Values recognized on the balance sheet are the fair values, with changes in fair value going through profit and loss.

•	USD term accounts with a maturity of six months.

Please also refer to note 27 for more information on the financial instruments.